                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): March 28, 2000

                             IMS HEALTH INCORPORATED
                             -----------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         001-14049                    06-1506026
--------------               ------------------------           -------------
(State of                    (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)


200 Nyala Farms
Westport, CT                                                        06880
----------------------------------------                          ----------
(Address of principal executive offices)                          (Zip Code)

                                 (203) 222-4200
                                 --------------
                        (Registrant's telephone number,
                              including area code)


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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Items 1-4. Not Applicable.

Item 5. OTHER EVENTS.

         IMS Health Incorporated, a Delaware corporation ("IMS"), announced on March 29, 2000 that it had entered into an Agreement and Plan of Reorganization, dated as of March 28, 2000 (the "Merger Agreement"), between The TriZetto Group, Inc. a Delaware corporation ("TriZetto"), and IMS, pursuant to which IMS will merge with and into TriZetto (the "Merger"). As more specifically set forth in the Merger Agreement, each issued and outstanding share of IMS's common stock, par value $.01 per share (the "IMS Common Stock"), other than shares owned by IMS or TriZetto, will be converted into .4655 share of validly issued, fully paid and nonassessable share of the common stock of TriZetto, par value $.001 per share (the "TriZetto Common Stock").

         The Merger is subject to certain regulatory approvals as well as to adoption and approval of the Merger Agreement by the stockholders of IMS and the adoption and approval of the (1) the Merger Agreement, (2) the issuance of TriZetto Common Stock to holders of IMS Common Stock pursuant to the Merger Agreement, and (3) the amended and restated certificate of incorporation of TriZetto by the stockholders of Trizetto. IMS has entered in to voting agreements with certain holders of TriZetto Common Stock representing approximately 51% of the outstanding TriZetto Common Stock to vote in favor of the Merger and the transactions contemplated thereby.

         The preceding is qualified in its entirety by reference to the Merger Agreement, which is attached hereto as an Exhibit and which is incorporated herein by reference.

Item 6. Not Applicable.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

2.1 Agreement and Plan of Reorganization, dated as of March 28, 2000, between The TriZetto Group, Inc. and IMS Health Incorporated

99.1 Press release, dated March 29, 2000, issued by IMS Health Incorporated and The TriZetto Group, Inc.

Item 8-9. Not Applicable.
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                                    SIGNATURE

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          IMS HEALTH INCORPORATED


                                          By /s/ Craig S. Kussman
                                             ----------------------------
                                             Name: Craig S. Kussman
                                             Title: Senior Vice President


Date: March 30, 2000